UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2003

LivePerson, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Seventh Avenue, 21st Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 609-4200

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits. The following documents are included as exhibits to this report:

99.1 Press release issued October 28, 2003.

ITEM 12. Results of Operations and Financial Condition.

A copy of the press release issued by LivePerson, Inc. on October 28, 2003, announcing its results of operations and financial condition for the quarter ended September 30, 2003, is included herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

             Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVEPERSON, INC.
(Registrant)

October 28, 2003	/s/ TIMOTHY E. BIXBY
Date	Timothy E. Bixby
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit

99.1	Press release issued October 28, 2003.